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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8 K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 2, 2000

                             VA LINUX SYSTEMS, INC.

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                      000-28369              77-0399299
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                               1382 BORDEAUX DRIVE
                           SUNNYVALE, CALIFORNIA 94089

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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 542-8600

                                 NOT APPLICABLE

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. OTHER EVENTS.

        On February 2, 2000, VA Linux Systems, Inc., a Delaware Corporation ("VA Linux"), Atlanta Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of VA Linux ("Merger Sub"), and Andover.Net, Inc. ("Andover"), a Delaware corporation, entered into an Agreement and Plan of Reorganization, dated as of February 2, 2000, pursuant to which, among other things, Merger Sub will merge with and into Andover, and either Andover or Merger Sub will continue as the surviving corporation (the "Merger"). The Merger is intended to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

        The transaction is subject to certain closing conditions, including customary regulatory approvals and the approval of Andover's shareholders. Holders of approximately 46.5% of Andover's issued and outstanding common stock have executed agreements to vote their shares in favor of the transaction.

        The press release announcing this transaction is filed as Exhibit 99.1 hereto.

        The conference call script discussing this transaction is filed as
Exhibit 99.2 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (a)    Not applicable.

               (b)    Not applicable.

               (c)    Exhibits.

                        2.1 Agreement and Plan of Reorganization dated February 2, 2000.

                        99.1    Text of Press Release dated February 3, 2000.

                        99.2 Text of Conference Call Script dated February 3, 2000.



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VA LINUX SYSTEMS, INC.
                                     a Delaware corporation


Dated: February 14, 2000             By: /s/ Larry M. Augustin
                                        -------------------------
                                        Larry M. Augustin
                                        President and Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit Number                     Description
--------------                     -----------
    2.1           Agreement and Plan of Reorganization dated February 2, 2000.

    99.1          Text of Press Release dated February 3, 2000.

    99.2          Text of Conference Call Script dated February 3, 2000.